FIRST AMENDMENT TO LOAN AGREEMENT

This First Amendment (this “Amendment”) to the Loan Agreement dated as of June 19, 2006, is made as of June 26, 2006 (the "Loan Agreement"), by and among by and among IXI MOBILE (R&D) LTD., an Israeli limited liability company, (the “Company”), IXI MOBILE, INC., a Delaware corporation (the “Parent Guarantor”) and SOUTHPOINT MASTER FUND LP (the “Lender). The parties hereby agree as follows:

RECITALS

WHEREAS, the Company, the Parent Guarantor and the Lender have recently entered into the Loan Agreement; and

WHEREAS, the parties discovered and omission in the Company Disclosure Schedule and an error in the Loan which omission and error the parties now wish to rectify and amend.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

Unless otherwise defined below, all capitalized terms herein shall have the meanings assigned to such terms in the Loan Agreement

1. Amendment of the Loan Agreement.

Section 3.3(b) is hereby amended and rested in its entirety to read as follows:

"3.3 (b) As an inducement to the Lenders and to the Leumi Guarantors assuming any part of the Leumi Debt to convert at least 50% (the “Conversion Inducement Threshold”) of each their respective Loan amount or assumed Leumi Debt amount into ITAC Stock in the event the ITAC/IXI Merger closes, subject and conditioned upon the ITAC/IXI Merger becoming effective, ITAC shall issue pursuant to the combined provisions of this Section 3.3(b) and the ITAC Certification, as soon as practicable following the consummation of the ITAC/IXI Merger, to any Conversion Participant meeting or exceeding the Conversion Inducement Threshold, warrants (“ITAC Warrants”) to purchase that number of ITAC Stock (as defined above) equal to the product obtained by multiplying (A) each converted Dollar ($1.00) of each such Conversion Participant’s Conversion Amount by (B) 0.0357. The parties agree that, notwithstanding anything to the contrary in the definition of Conversion Amount set forth above, for purposes of this Section 3.3(b) only, the term "Conversion Amount" shall mean solely the principal amount (i.e. with no accrued interest and other costs taken into account) of the Lender’s Note(s) and solely the principal amount (i.e. with no accrued interest and other costs taken into account) of the Leumi Debt assumed by the Leumi Guarantors (if any) such that, in the event the entire principal amount of the Lender’s Note(s)and the entire principal amount of the Leumi Debt assumed by the Leumi Guarantor are converted into ITAC Stock, the maximum number of ITAC Stock purchasable under the ITAC Warrants shall be 1,000,000 shares of ITAC Stock dividing 714,286 to the Lender and 285,714 to the Leumi Guarantors. The parties further agree that Conversion Participants wishing to utilize the benefit conferred by this Section 3.3(b) (combined with the ITAC Certification) shall be required to convert a Conversion Amount such that the foregoing formula will result a whole number of ITAC Warrant shares. The ITAC Warrants shall be in the form attached hereto as Exhibit E. Notwithstanding anything to the contrary herein, the Company and the Parent Guarantor represent and warrant that the benefit to the Leumi Guarantors described in this Section 3.3(b) and conferred by any similar section in the Leumi Guarantors’ Agreement, shall be pre-conditioned upon the Leumi Guarantors assuming collectively at least 50% of the Leumi Debt."

2. Amendment of Company Disclosure Schedule. The List of Charges/Liens in Section 4.13 of the Company Disclosure Schedule is hereby amended and restated in its entirety to read as set forth in Schedule Iattached hereto.

3. No Other Modifications. Except as expressly set forth herein, all other terms and conditions of the Loan Agreement shall remain in full force and effect.

4. Miscellaneous.

4.1 Counterparts; Fax Signatures. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same Amendment. Originally executed counterparts may be delivered by facsimile and any such delivery shall be valid for all purposes as delivery of a manual signature and equally admissible in any legal proceedings to which any of the Company, the Prior Purchasers, or Third Closing Purchasers is a party.

4.2 Severability. If any provision of this Amendment or the application thereof, shall for any reason and to any extent be determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, the remaining provisions of this Amendment shall be interpreted so as best to reasonably effect the intent of the parties hereto.

4.3 Entire Agreement. This Amendment, together with the Loan Agreement and all exhibits hereto and thereto, constitute the entire understanding and agreement of the parties with respect to the transactions contemplated herein and supersede all prior and contemporaneous understandings and agreements, whether written or oral, with respect to such transactions.

4.4 Governing Law; Forum. This Amendment shall be governed in all respects by Section 9.10 and 9.13 of the Loan Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Loan Agreement as of the date first written above.

IXI MOBILE (R&D), LTD.

By:/s/ Lihi Segal

Name: Lihi Segal

Title: CFO

IXI MOBILE, INC.

By:/s/ Lihi Segal

Name: Lihi Segal

Title: CFO

[Signature Page to First Amendment to Loan Agreement]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Loan Agreement as of the date first written above.

SOUTHPOINT MASTER FUND, LP

By: Southpoint GP, LP, its general partner
By: Southpoint GP, LLC

By: /s/ Robert W. Butts

Name: Robert W. Butts

Title: Manager

By: /s/ John S. Clark, II

Name: John S. Clark, II

Title: Manager

[Signature Page to First Amendment to Loan Agreement]

Schedule I

"List of Charges/Liens
Name of company and place of charge registration	Serial number	Date of creation of charge	Date of registration of charge	Name of Lender	Sum secured by charge	Description of charge and attached property	Special terms
IXI Mobile, Inc. USA	32072844	-	August 11, .2003	Venture Lending and Leasing III Inc.	Unlimited	All of the Company's assets	-
IXI Mobile, Inc. USA	43052430	-	October 28, .2004	Venture Lending and Leasing IV Inc.	Unlimited	All of the Company's assets	-
IXI Mobile (R&D) Ltd. USA	2003103454	-	August 11, 2003	Venture Lending and Leasing III Inc.	Unlimited	All of the mortgaging Company's assets	-
IXI Mobile (R&D) Ltd. USA	2004150729	-	October 29, 2004	Venture Lending and Leasing IV Inc.	Unlimited	All of the mortgaging Company's assets	-
IXI Mobile (R&D) Ltd Israel	2	August 8, 2003	August 25, .2003	Venture Lending and Leasing III Inc.	Unlimited	In accordance with the related agreement	May not be mortgaged or transferred without the consent of the charge holder

IXI Mobile (R&D) Ltd Israel	3	September 15, 2003	October 19, 2003	First International Bank, Israel	Unlimited	All Company's rights to receive funds from the Bank on account of specified deposits, including all incomes accrued in the First International Bank of Israel, Ltd	May not be mortgaged or transferred without the consent of the charge holder
IXI Mobile (R&D) Ltd Israel	4	September 1, 2004.	September 20, 2004.	Bank Leumi Le Israel	Unlimited
All rights and funds to the benefit of the accounts and deposits specified in annex A' and\or to the benefit of any substitute accounts and deposits, as well as all accrued income and benefits resulting from the deposit account
							May not be mortgaged or transferred without the consent of the charge holder
IXI Mobile (R&D) Ltd Israel	5	October 22, 2004.	December 13, 2004	Venture Lending and Leasing III Inc.	Unlimited	Floating and standing charge on all of the Company's assets as detailed in the related mortgage agreement and subject to the terms of the 1984 law for the encouragement of Industry	May not be mortgaged or transferred without the consent of the charge holder

IXI Mobile, Inc.	N/A	N/A	Safra Bank	$75,000	Security Deposit	IXI Mobile, Inc.

Reference is made to the recorded liens on the Company’s Trademarks, which will be terminated in a timely manner following the Closing."